                                                                    EXHIBIT 10.1

            AMENDMENT NUMBER ONE TO SENIOR SECURED CREDIT AGREEMENT

            This Amendment Number One to Senior Secured Credit Agreement ("Amendment"), dated as of November 9 2005, and effective as of May 31, 2005, is entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation ("Lender") on the one hand, and CRAY INC., a Washington corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature page hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), on the other hand, in light of the following:

            A. Lender and Borrowers have previously entered into that certain Senior Secured Credit Agreement, dated as of May 31, 2005 (the "Agreement").

            B. Borrowers and Lender desire to amend the Agreement as provided for and on the conditions herein.

            NOW, THEREFORE, Borrowers, Agent and Lenders hereby amend and supplement the Agreement as follows:

            1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the agreement unless specifically defined herein.

            2. AMENDMENTS.

                  (a) Exhibit B-1 - Form of Borrowing Base Certificate is replaced with the Exhibit B-1 attached to this Amendment.

                  (b) Exhibit C-1 - Form of Compliance Certificate is replaced with the Exhibit C-1 attached to this Amendment.

                  (c) The definition of "Borrowing Base" set forth in Schedule
      1.1 to the Agreement is hereby amended to read as follows:

                  "Borrowing Base" means, as of any date of determination, the result of:

                        (a)   the lesser of

                              (i)   $10,000,000, and

                              (ii) 85% of the amount of Eligible Accounts, minus the amount, if any, of the Dilution Reserve, plus

                        (b)   the lesser of

                              (i)   $20,000,000, and

                              (ii)  100% of TSM Recurring Revenues, minus

                        (c) the sum of (i) the Bank Product Reserve, and (ii) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b).

                                       1
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                  (d) The definition of "Maximum Revolver Amount" set forth in
      Schedule 1.1 of the Agreement is hereby amended to read as follows:

                  "Maximum Revolver Amount" means $30,000,000, minus the Line Block.

                  (d) Section 6.16(b)(i) of the Agreement is amended in its entirety to read as follows:

                  "(b) Make:

                        (i) CAPITAL EXPENDITURES. Capital Expenditures in any
                  fiscal year in excess of the amount set forth in the following table for the applicable period:

                                                   For the First 6 Months of Fiscal
Fiscal Year 2005           Fiscal Year 2006                   Year 2007
 $ 17,500,000(*)             $ 16,000,000                     $ 8,000,000

(*) No more than $8,000,000 of such amount shall consist of Capital Expenditures reflected as "purchases of property and equipment" on Parent's and its Subsidiaries' statement of cash flows (contained within Parent's and its Subsidiaries' financial statements) prepared from time to time."

            3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Lender that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

            4. NO DEFAULTS. Borrowers hereby affirm to Lender that no Event of Default has occurred and is continuing as of the date hereof.

            5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Lender of a fully executed copy of this Amendment.

            6. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

            7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

            8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                           [Signatures on next page]

                                       2
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            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                   WELLS FARGO FOOTHILL, INC.,
                                   a California corporation

                                   By: /s/ Mara Vaisz
                                       ----------------------------
                                   Title: Vice President

                                       S-1
                     Amendent Number One to Credit Agreement

                                   CRAY INC.,
                                   a Washington corporation

                                   By: /s/ Kenneth W. Johnson
                                       ----------------------------
                                   Name:  Kenneth W. Johnson
                                   Title: Senior Vice President

                                   CRAY FEDERAL INC.,
                                   a Washington corporation

                                   By: /s/ Charles A. Weidenfeller
                                       ---------------------------------
                                   Name:  Charles A. Weidenfeller
                                   Title: President

                                       S-2
                    Amendement Number One to Credit Agreement

                                   EXHIBIT B-1

                       FORM OF BORROWING BASE CERTIFICATE

Wells Fargo Foothill, Inc.
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

            The undersigned, Cray Inc., a Washington corporation ("Parent"), pursuant to Schedule 5.2 of that certain Credit Agreement, dated as of May 31, 2005 (as amended, restated, modified, supplemented, refinanced, renewed, or extended from time to time, the "Credit Agreement"), entered into among Parent, its subsidiaries signatory thereto as Borrowers (collectively with Parent, "Borrowers"), and Wells Fargo Foothill, Inc., a California corporation as the lender (in such capacity, together with its successors and assigns, if any, in such capacity, "Lender"), hereby certifies to Lender that the following items, calculated in accordance with the terms and definitions set forth in the Credit Agreement for such items are true and correct, and that Borrowers are in compliance with and, after giving effect to any currently requested Advances, will be in compliance with, the terms, conditions, and provisions of the Credit Agreement.

            All initially capitalized terms used in this Borrowing Base Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

                  [Remainder of page intentionally left blank.]

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Effective Date of Calculation: ___________

A.    BORROWING BASE CALCULATION

      1.    Eligible Accounts

            a.    (i)   85% of Eligible Accounts(1)  $___________

                  (ii)  the amount, if any,
                   of the Dilution Reserve           $___________

                  (iii) Item 1.a.(i) minus
                   Item 1.a.(ii)                     $___________

            b.    $10,000,000                        $___________

            c.    The lesser of Items 1.a. and 1.b.                 $___________

      2.

            a.    100% of TSM Recurring Revenues     $___________

            b.    $20,000,000                        $___________

            c.    The lesser of Items 2.a. and 2.b.                 $___________

      3.    Reserves

            a.    Bank Products Reserve               $___________

            b.    the sum of the aggregate amount of
                  reserves, if any, established by
                  Lender under Section 2.1(b) of the
                  Credit Agreement                    $___________

            c.    Sum of Items 3.a. and 3.b                         $___________

(1) See Annex A

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      4.    Borrowing Base (Item 1.c.plus Item 2.c, minus Item 3.c.):   $_______

      5.    Availability Calculation

            a.    (i)   Maximum Revolver
                  Amount minus Line Block (if applicable)   $_______

                  (ii)  Letter of Credit Usage              $_______

                  (iv)  outstanding Advances                $_______

                  (vi)  Item 5.a(i) munus Item 5.a(ii)
                        minus Item 5.a(iii)                 $_______

            b.    (i)   Borrowing Base                      $_______

                  (ii)  Letter of Credit Usage              $_______

                  (iii) outstanding Advances                $_______

                  (iv)  Item5.b(i) munus Item 5.b(ii)
                        munus Item 5.b(iii)                 $_______

            c.    The lesser of Item 5.a. and 5.b.                      $_______

B.    LETTER OF CREDIT CALCULATION

      1.    maximum L/C amount                                          $_______

      2.    L/Cs permitted under Borrowing Base

            a.    Borrowing Base (from Section A, Item 4)   $_______

            b.    Amount of current outstanding Advances      $_______

            c.    Item 2.a. munus Item 2.b.                             $_______

      3.    L/Cs permitted under Maximum Revolver Amount

            a.    Maximum Revolver Amount minus
                  Line Block (if applicable)                  $_______

            b.    Amount of current outstanding Advances      $_______

            c.    Item 3.a. munus Item 3.b.                             $_______

      4.    Letter of Credit Usage plus the amount
            of any proposed Letters of Credit                           $_______

      5.    No L/C Avalilability if Item 4 is greater
            than Item 1, Item 2.c. or Item 3.c.                         $_______

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      Additionally, the undersigned hereby certifies and represents and warrants to Lender on behalf of the Borrowers that (i) as if the date hereof, each reprtesentation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above, and (iv) all of the foregoing is true and correct as of the effective date of the calculations set forth above and that such calculation have been made in accordance with the requirements of the Credit Agreement.

                                                        CRAY, INC.,
                                                        a Washington corporation
                                                        as Parent

                                                        By:_____________________
                                                        Name:___________________
                                                        Title:__________________

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                             Annex A

Accounts created by a Borrower in the ordinary course of
its business arising out of sale of goods (and not out of the rendition of services), that are not related to Recurring
Revenues, that comply with each of the representations and
warranties respecting Eligible Accounts made in the Loan
Documents                                                               $______

   less (without duplication)

         The amount of customer deposits and unapplied cash relating to Accounts

                                                               $______

         Accounts that the Account Debtor has failed to pay
         within 90 days of original invoice date or Accounts
         with selling terms of more than 30 days               $______

         Accounts owed by an Account Debtor (or its
         Affiliates) where 50% or more of all Accounts owed by
         that Account Debtor (or its Affiliates) are deemed
         ineligible under the immediately preceding clause     $______

         Accounts with respect to which the Account Debtor is
         an Affiliate of any Borrower or an employee or agent
         of any Borrower or any Affiliate of any Borrower      $______

         Accounts arising in a transaction wherein goods are
         placed on consignment or are sold pursuant to a
         guaranteed sale, a sale or return, a sale on
         approval, a bill and hold, or any other terms by
         reason of which the payment by the Account Debtor may
         be conditional                                        $______

         Accounts that are not payable in Dollars and in the
         United States                                         $______

         Accounts with respect to which the Account Debtor
         either (i) does not maintain its chief executive
         office in the United States or Canada, or (ii) is not
         organized under the laws of the United States or any
         state thereof or Canada, or (iii) is the government
         of any foreign country or sovereign state other than
         Canada, or of any state, province, municipality, or
         other political subdivision thereof, or of any
         department, agency, public corporation, or other
         instrumentality thereof, unless (y) the Account is
         supported by an irrevocable letter of credit
         satisfactory to Lender (as to form, substance, and
         issuer or domestic confirming bank) that has been
         delivered to Lender and is directly drawable by
         Lender, or (z) the Account is covered by credit
         insurance in form, substance, and amount, and by an
         insurer, satisfactory to Lender                       $______

            Accounts with respect to which the Account Debtor is
            either (i) the United States or any department,
            agency, or instrumentality of the United States
            (exclusive, however, of Accounts with respect to
            which the applicable Borrower has complied, to the
            reasonable satisfaction of Lender, with the
            Assignment of Claims Act, 31 USC Section 3727), or (ii)
            any state of the United States                              $_______

            Accounts with respect to which the Account Debtor is
            a creditor of any Borrower, has or has asserted a
            right of setoff, or has disputed its obligation to
            pay all or any portion of the Account, to the extent
            of such claim, right of setoff, or dispute                  $_______

            Accounts with respect to which the Account Debtor is
            subject to an Insolvency Proceeding, is not Solvent,
            has gone out of business, or as to which a Borrower
            has received notice of an imminent Insolvency
            Proceeding or a material impairment of the financial
            condition of such Account Debtor,                           $_______

            Accounts with respect to which the Account Debtor is
            located in a state or jurisdiction (e.g., New Jersey,
            Minnesota, and West Virginia) that requires, as a
            condition to access to the courts of such
            jurisdiction, that a creditor qualify to transact
            business, file a business activities report or other
            report or form, or take one or more other actions,
            unless the applicable Borrower has so qualified,
            filed such reports or forms, or taken such actions
            (and, in each case, paid any required fees or other
            charges), except to the extent that the applicable
            Borrower may qualify subsequently as a foreign entity
            authorized to transact business in such state or
            jurisdiction and gain access to such courts, without
            incurring any cost or penalty viewed by Lender to be
            significant in amount, and such later qualification
            cures any access to such courts to enforce payment of
            such Account,                                               $_______

            Accounts, the collection of which, Lender, in its
            Permitted Discretion, believes to be doubtful by
            reason of the Account Debtor's financial condition,         $_______

            Accounts that are not subject to a valid and
            perfected first priority Lender's Lien,                     $_______

            Accounts with respect to which (i) the goods giving
            rise to such Account have not been shipped and billed
            to the Account Debtor, or (ii) the services giving
            rise to such Account have not been performed and
            billed to the Account Debtor                                $_______

            Accounts that represent the right to receive progress
            payments or other advance billings that are due prior
            to the completion of performance by the applicable
            Borrower of the subject contract for goods or
            services.                                                   $_______

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Total Excluded Accounts                                                 $_______

ELIGIBLE ACCOUNTS (TOTAL ACCOUNTS LESS TOTAL EXCLUDED ACCOUNTS):        $_______

                                   EXHIBIT C-1

                         FORM OF COMPLIANCE CERTIFICATE

                            [on Parent's letterhead]

To:   Wells Fargo Foothill, Inc.
      2450 Colorado Avenue
      Suite 3000 West
      Santa Monica, California 90404
      Attn: Business Finance Division Manager

                  Re: Compliance Certificate dated ____________

Ladies and Gentlemen:

      Reference is made to that certain CREDIT AGREEMENT (the "Credit Agreement") dated as of May 31, 2005, by and among WELLS FARGO FOOTHILL, INC. (together with its successors and permitted assigns, "Lender"), CRAY INC., a Washington corporation ("Parent"), and each of its Subsidiaries party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

      Pursuant to Schedule 5.3 of the Credit Agreement, the undersigned officer of Parent hereby certifies that:

The financial information of Parent and its Subsidiaries with respect to fiscal quarter end and fiscal year end periods (furnished in Schedule 1 attached hereto), if applicable, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Parent and its Subsidiaries.

The financial information of Parent and its Subsidiaries with respect to periods other than fiscal quarter end and fiscal year end periods (furnished in Schedule 1 attached hereto), if applicable, do not include all of the adjustments or footnotes necessary to be in compliance with GAAP. I believe that these statements should provide a reasonable basis for the Lender to monitor Parents' and its Subsidiaries' results from operations and their financial position. These statements are not deliberately misleading and, to my knowledge, do not contain fraudulent information or fail to include material information.

      1. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to
Schedule 5.3 of the Credit Agreement.

      2. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Parent and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

      3. The representations and warranties of Parent and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

      4. Parent and its Subsidiaries are in compliance with the applicable covenants contained in Section 6.16 of the Credit Agreement as demonstrated on
Schedule 4 hereof.

      5. Attached hereto on Schedule 5 is a copy of Parent and its Subsidiaries [10-Q QUARTERLY REPORT/10-K ANNUAL REPORT], filed since the delivery of Borrower's last Compliance Certificate.

      IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ___________.

                                            CRAY INC.,
                                            a Washington corporation

                                                        By:_____________________
                                                        Name:___________________
                                                        Title:__________________
                                       3
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                                   SCHEDULE 1

                                    FINANCIAL

                                   SCHEDULE 2

                           DEFAULT OR EVENT OF DEFAULT

                                   SCHEDULE 3

                         REPRESENTATIONS AND WARRANTIES

                                   SCHEDULE 4

                               FINANCIAL COVENANTS

1. MINIMUM EBITDA.

      Parent's and its Subsidiaries' EBITDA, tested as of the last day of each fiscal quarter of Parent, for the most recently completed [6] [9] [12] [AS APPROPRIATE] month period ending _________, ________ is $______________, which amount [IS/IS NOT] greater than or equal to the amount set forth in Section 6.16(a)(i) of the Credit Agreement for the corresponding period.

2. MINIMUM RECURRING REVENUES.

      Parent's and its Subsidiaries' Recurring Revenues, tested as of the last day of each fiscal quarter of Parent, for the most recently completed [6] [9] [12] [AS APPROPRIATE] month period ending _________, ________ are $______________, which amount [IS/IS NOT] greater than or equal to the amount set forth in Section 6.16(a)(ii) of the Credit Agreement for the corresponding period.

3. CAPITAL EXPENDITURES.

      Parent's and its Subsidiaries' Capital Expenditures, for the [FISCAL
YEAR ENDING _________, ________ ARE $____________] [FOR THE FIRST SIX MONTH OF THE FISCAL YEAR ENDING _________, ________ ARE $____________] [AS APPROPRIATE], which amount [IS/IS NOT] less than or equal to the amount set forth in Section 6.16(b)(i) of the Credit Agreement for the corresponding period. [WITH RESPECT TO PARENT'S AND ITS SUBSIDIARIES' FISCAL YEAR ENDING 1995, PARENT'S AND ITS SUBSIDIARIES' CAPITAL EXPENDITURES CONSISTING OF "PURCHASE OF PROPERTY AND EQUIPMENT" ARE $______________, WHICH AMOUNT [IS/IS NOT] LESS THAN OR EQUAL TO THE AMOUNT SET FORTH IN SECTION 6.16(B)(I) OF THE CREDIT AGREEMENT.]

                                       7
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                                   SCHEDULE 5

                   [10-Q QUARTERLY REPORT/10-K ANNUAL REPORT]

                                       8